Exhibit 10.2
FIRST AMENDMENT TO
AMENDED AND RESTATED OPERATING AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT (“First Amendment”) is made and entered into as of January 1, 2015 by and between Marathon Petroleum Company LP, a Delaware limited partnership whose mailing address is 539 South Main Street, Findlay, Ohio 45840 (“MPC”) and Marathon Pipe Line LLC, a Delaware limited liability company whose mailing address is 539 South Main Street, Findlay, Ohio 45840 (“MPL”), each company being sometimes referred to as a “Party” or collectively as the “Parties.”
WITNESSETH:
WHEREAS, MPC and MPL entered into that certain Amended and Restated Operating Agreement dated October 31, 2012 (the “Agreement”);
WHEREAS, MPC shall through a series of distributions and contributions transfer certain assets to Hardin Street Transportation LLC and Woodhaven Cavern LLC effective January 1, 2015; and
WHEREAS, MPC and MPL now desire to amend the Agreement in certain respects.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Delete Exhibit “A” in its entirety and replace it with the attached Exhibit “A” dated January 1, 2015.

2.
Modify the Management Fee provided for in Section 4.2 and 4.3 from “$11,195,500.00 per year” to “$559,775.00 per year” to reflect the removal of those certain assets sold to Hardin Street Transportation LLC and Woodhaven Cavern LLC.

3.	In all other respects, except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

4.	In the event of any conflict between the terms and provisions of this First Amendment and terms and provisions of the Agreement, the terms and provisions of this First Amendment shall prevail.

5.	Any terms not defined herein shall have the same meaning as specified in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first written above.

Marathon Petroleum Company LP            Marathon Pipe Line LLC
By: MPC Investment LLC, its General Partner

By:    /s/ George P. Shaffner                By:     /s/ Craig O. Pierson

Name:    George P. Shaffner                Name:     Craig O. Pierson

Title:     Sr. Vice President                Title:     President

Exhibit A
Dated: January 1, 2015

Pipeline Systems

Findlay – National Junction 4”-6” Crude
Freedom – Toledo 8” Products
Hartford Terminal – Wood River Barge Dock 12” Products (three 12” product pipelines)
Heart Mountain Gathering (near Cody, WY)
Martha KY Crude Gathering
Martinsville – Indianapolis 8” Products
Morrow County OH Gathering
Ohio Gathering
Tri-State Crude
West Seneca – Buffalo 6” Crude
Willow Springs 14” Products Lateral

Eastern Crude Truck Unload
Western Crude Truck Unload

Clinton Tank Farm
Freedom Junction Tank Farm

** Separate agreements are already in place for Neal, WV (Catlettsburg Propane) and Canton caverns.